Exhibit 32.1
CERTIFICATION PURSUANT TO
RULE 13a-14(b) UNDER THE
SECURITIES EXCHANGE ACT OF 1934
In connection with the Quarterly Report of Teleflex Incorporated (the “Company”) on Form 10-Q for the period ending June 28, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey P. Black, Chairman, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

Date: July 27, 2009	/s/ Jeffrey P. Black
Jeffrey P. Black
Chairman, Chief Executive Officer and President